UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 March 2, 2006

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of February 28, 2006, preliminary assets under management totaled
$1.898 billion. Following is a summary of assets under management as of February 28, 2006 (in millions):

				       Equity	  Fixed Income	    Total
Individually Managed Accounts 	     $  434.6	     $ 142.5      $  577.1
Mutual Funds			      1,122.5	        81.3       1,203.8
Private Investment Partnership   	117.1            0.0         117.1
                                      -------         ------       -------
Total			       	      1,674.2	       223.8       1,898.0


Investment Strategy
-------------------
Small Cap		      	$510.9
Small Cap (exluding Micro-Cap)    38.6
Small-Mid Cap			   5.8
Large Cap			 300.4
Select				 194.6
Long/Short			 599.0
Bank & Financial		  21.0
Strategic Income		 158.9
Other Fixed Income		  61.2
Other				   7.6
				------
Total			       1,898.0


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: March 2, 2006	                     By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary